UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Hi-Crush Inc. ("we," "our," or the "Company") will be relying on the Securities and Exchange Commission's (the "SEC") Order under Section 36 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), dated March 25, 2020 (Release No. 34-88465) to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the "Form 10-Q") due to the circumstances related to the novel coronavirus 2019 ("COVID-19").

The COVID-19 pandemic and government responses to the pandemic have impacted and continue to significantly impact the Company’s operations and business and among other things, has resulted in limited access to our facilities and disrupted normal interactions between key personnel required to assist in the preparation of the Form 10-Q.  Our management has devoted significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and to developing plans to address those matters, which has diverted management resources from completing all of the tasks necessary to prepare and complete the Form 10-Q in a timely manner.  The Company expects to file the Form 10-Q on or around June 19, 2020 (but in any event no later than June 25, 2020, which is 45 days from the Form 10-Q’s original filing deadline of May 11, 2020).

In addition, we are supplementing the risk factors most recently disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 20, 2020 (the "2019 Annual Report") with the following:

Events outside of our control, including a pandemic, epidemic or outbreak of an infectious disease, such as the recent global outbreak of COVID-19, have materially adversely affected, and may further materially adversely affect, our business.

We face risks related to pandemics, epidemics, outbreaks or other public health events that are outside of our control and could significantly disrupt our operations and adversely affect our business and financial condition. For example, the recent global outbreak of COVID-19 has reduced demand for oil and natural gas and, consequently, the demand for our products and services, because of significantly reduced global and national economic activity. In March 2020, the United States declared the COVID-19 pandemic a national emergency, and all 50 states and many municipalities have declared public health emergencies. Along with these declarations, there have been extraordinary and wide-ranging actions taken by international, federal, state and local public health and governmental authorities to contain and combat the outbreak and spread of COVID-19 in regions across the United States and the world, including mandates for many individuals to substantially restrict daily activities and for many businesses to curtail or cease normal operations. To the extent COVID-19 continues or worsens, governments may impose additional similar restrictions.

In addition, the impact of COVID-19 or other public health events may adversely affect our operations or the health of our workforce and the workforces of our customers and service providers by rendering employees or contractors unable to work or unable to access our and their facilities for an indefinite period of time. There can be no assurance that the Company's personnel will not be impacted by these pandemic diseases which may lead to a reduction in the Company’s workforce productivity or increased medical costs or insurance premiums as a result of these health risks.

Though future and cumulative impacts from COVID-19 are uncertain due to the ongoing and dynamic nature of the circumstances, we have already experienced disruption to our business and operations. Beginning in March 2020 and continuing into the second quarter of 2020, in response to industry impacts associated with COVID-19, we have begun to idle facilities and incrementally reduce our workforce by a substantial amount through layoffs and furloughs in order to better align our cost structure with current and expected market demand for our products and services. It is difficult to predict the extent to which the COVID-19 pandemic may further negatively affect our business, including, without limitation, our operating results, financial position and liquidity, ability to maintain compliance with the covenants in our Senior Notes and ABL Credit Facility, a breach or expected breach of which may lead us to seek to recapitalize or restructure our indebtedness, the duration of any disruption of our business, how and the degree to which the outbreak may impact our customers, workforce, supply chain and distribution network, the health of our employees, our insurance premiums, costs attributable to the Company’s emergency measures, payments from customers and uncollectable accounts, limitations on travel, the availability of industry experts and qualified personnel and the market for our securities. Any further impact will depend on future developments and new information that may emerge regarding the severity and duration of COVID-19 and the actions taken by authorities to contain it or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could continue to adversely affect global economies and financial markets and result in a persistent economic downturn that could have an adverse effect on the industries in which we and our customers operate and on the demand for our products and services, our operating results and our future prospects.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as "may," "should," "assume," "forecast," "position," "predict," "strategy," "expect," "intend," "hope," "plan," "estimate," "anticipate," "could," "believe," "project," "budget," "potential," "likely," or "continue," and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s reports filed with the SEC, including those described under Item 1A of the 2019 Annual Report and any subsequently filed Form 10-Q or Form 8-K. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: continued and future impacts of COVID-19 on our business, customers and other business counterparties; the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. The Company’s forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	May 11, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer